Exhibit 99.1

Quality Assets. Disciplined Management. Analyst Day Presentation www.sanchezpp.com January 23, 2017

Legal Disclaimers Forward-Looking Statements. This presentation contains, and the officers and representatives of the Partnership and its general partner may from time to time make, “forward–looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to a number of risks and uncertainties, many of which are beyond our control. These statements may include discussions about our: business strategy; acquisition strategy; financing strategy; ability to make, maintain and grow distributions; the ability of our customers to meet their drilling and development plans on a timely basis or at all and perform under gathering and processing agreements; future operating results; our targeted financial metrics, including our forecast of Adjusted EBITDA; future capital expenditures; SPP’s well-positioned assets in the Eagle Ford Shale; the ability of SPP’s long-term contracts with Sanchez Energy Corporation (“SN”) to provide stable and predictable cash flows; SPP’s significant growth opportunities, including potential acquisitions of midstream and production assets from SN and third parties; SPP’s strategic relationship with SN and Sanchez Oil & Gas Corporation; SPP’s increased throughput on the Western Catarina Midstream System due to the increased drilling plan of SN and production activity of SN in the Catarina lease and in other areas of the Catarina lease; and plans, objectives, expectations, forecasts, outlook and intentions. Forward-looking statements also include statements regarding SN’s announced acquisition transaction, which is subject to the satisfaction of closing conditions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “future opportunity,” “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward- looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward looking statements due to important factors listed in the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections in our filings with the U.S. Securities and Exchange Commission (“SEC”) and elsewhere in those filings. The forward-looking statements speak only as of the date made, and other than as required by law, we do not intend to (and expressly disclaim any obligation to) publicly update or revise any forward-looking statements as a result of new information, future events or otherwise. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. 2 © 2017 Sanchez Production Partners LP

Legal Disclaimers Non-GAAP Financial Measures. Adjusted EBITDA is a non-GAAP supplemental financial measure. We define Adjusted EBITDA as net income (loss) adjusted by: (i) interest (income) expense, net which includes interest expense, interest expense net (gain) loss on interest rate derivative contracts, and interest (income); (ii) income tax expense (benefit); (iii) depreciation, depletion and amortization; (iv) asset impairments; (v) accretion expense; (vi) (gain) loss on sale of assets; (vii) unit- based compensation programs; (viii) unit-based management fees; (ix) distributions in excess of equity earnings; (x) (gain) loss on mark-to-market activities; (xi) commodity derivative settlements applied to future positions; and (xii) gain (loss) on embedded derivatives. Adjusted EBITDA is also used as a quantitative standard by our management and by external users of our financial statements such as investors, research analysts, our lenders and others to assess the financial performance of our assets without regard to financing methods, capital structure or historical cost basis; the ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness; and our operating performance and return on capital as compared to those of other companies in our industry, without regard to financing or capital structure. Adjusted EBITDA is not intended to represent cash flows for the period, nor are they presented as a substitute for net income, operating income, cash flows from operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP We are unable to reconcile our forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or net cash flow provided by operating activities because it would take unreasonable efforts to predict the future impact of adjustments to (i) net income (loss) for unit based compensation and asset management fees, (gains) losses from mark-to-market activities and equity investments or asset impairments due to the difficulty of doing so, or (ii) net cash flow provided by operating activities because this metric includes the impact of changes in operating assets and liabilities related to the timing of cash receipts and disbursements that may not relate to the period in which the operating activities occurred. Additionally, we are unable to address the probable significance of the unavailable reconciliation, in significant part due to ranges in our forecast impacted by changes in oil and natural gas prices and reserves which affect certain reconciliation items. 3 © 2017 Sanchez Production Partners LP

Agenda Company Overview  Gerry Willinger Chief Executive Officer      Company Highlights Midstream Overview Recent Developments Well-Sponsored Partnership Pat Sanchez Chief Operating Officer  SN’s Position in the Eagle Ford      Eagle Ford Shale Focus SN’s Growing Position in the Eagle Ford Shale SPP Benefits from SN’s Transformation Continued Development in Catarina Chuck Ward Chief Financial Officer  John Happ SVP, Marketing and Midstream  SPP’s Midstream Assets, Expansion and Opportunities       Midstream Asset Overview Existing Midstream Assets Current Midstream Expansion Underway Future Midstream Development Opportunities Future Volume and Development Opportunities SPP Forecast    2017 Midstream and Corporate Forecast 2017 Production Forecast and Hedge Details 4 * Bios for the SPP presenters and other SPP senior management are provided in the Appendix © 2017 Sanchez Production Partners LP Presenters* Topics

Company Overview 5 © 2017 Sanchez Production Partners LP

Company Highlights (“SN”) with minimum volume commitments (“MVCs”) 6 © 2017 Sanchez Production Partners LP Well Positioned Midstream Asset Base With Stable Cash Available for Distribution  Midstream assets supported by long-term fixed fee agreements with Sanchez Energy Corporation (NYSE:SN)  Gathering and processing assets located in the Eagle Ford Shale  Well-structured portfolio of stable midstream volumes and minimal capex production assets  Minimal ongoing capital requirements Conservatively Capitalized for Continued Growth  Debt / Adj. EBITDA target of < 3.0x; 3Q 2016 = 2.5x  Distribution coverage target of 1.2x; 3Q 2016 = 2.1x  Borrowing base utilization target of < 80%; 3Q 2016 = 73%  Projected liquidity allows for execution of identified capital projects Visible Growth  Transaction history includes five acquisitions since March 2015 with value of >$500 million  Identified inventory of midstream and production assets with value >$650 million  Ability to grow throughput organically from SN’s drilling program and third party volumes  Significant liquidity to fund growth  Growth profile supports distribution growth Well-Sponsored Partnership  SN, Sanchez Oil & Gas Corporation (“SOG”) and insider alignment through >20% combined common equity ownership  Low cost operator with strategically located assets in the Eagle Ford Shale  Right-of-first-offer (“ROFO”) on SN’s midstream assets provides continued asset development opportunity Capital Optimization Focus  SPP’s capital structure is an efficient long-term fit for development of SN’s midstream asset needs  Structural relationship with SN facilitates the optimization of each company’s capital structure to ensure the appropriate portfolio assets are developed in the corresponding entity  SPP’s midstream asset development provides value to SN through increased access to a range of product markets and potentially higher commodity price realization

SPP Midstream Overview 11(31#11] NYSEMKT I I \ // Ethane I WEBB {1} Map includes assets from SN's 1/12/2017 acquisition announcement, subject to closing 7 © 2017 Sanchez Production Partners LP EagleFord SN Leases: ] Oil Condensate Dry Gas AlAS OS MAVERICK .J Liquids 91MMIT ' IMCM LLEN '\ LA SALLE .\ / Dry Gas _.t / J_)\ I .J L+--;:,.__J-----·=.J 10 Miles (l} Catarina Volumes Underpin Midstream Assets and Development Plan FRIO

Recent Developments

SPP LISTED NYSE MKT

- SN announced transformative transaction in Western Eagle Ford
  - Expected to close in 1Q17
  - SN will assume operations on acquired acreage
  - SN announced an initial five rig drilling program on acquired acreage
  - SN's production in Eagle Ford forecast to double over the following 24 months
- Raptor Gas Processing Facility update
  - Expected to enter service in April 2017
  - $8-$10 MM under budget for 200 MMcf/d plant (net to SPP)
- Carnero Gathering Line final completion
  - ~$3 MM under budget (net to SPP)
- Raptor Seco Pipeline Phase 1 underway - on time and on budget
- Potential sale of operated Osage County assets
  - Projected ~$2.7 MM 2017 reduction in operating income

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© 2017 Sanchez Production Partners LP

Well-Sponsored Partnership

SPP LISTED NYSE MKT

Sanchez Oil & Gas Corporation

("SOG") | 1972

Operations and Technical Support

- Private operating platform with ~200 employees
- Experienced management
- Technical and operational expertise
- Active business development

Shared Services and Business Development Relationships (1)

Sanchez Energy Corporation (2)

(NYSE: SN)

Development / Growth

- Structure: Public C-Corp
- Enterprise Value: > $2.5 billion
- Asset Focus: Eagle Ford Shale
- Announced Transformative Acquisition on 1/12/2017
- Important Historic Statistics
  - Production: ~51,500 BOE/D (3Q16 Average)
  - Net Eagle Ford Acres: ~335,000
  - Credit Rating (Sr. Unsecured): B- / Caa1

Right of First Offer

Sanchez Production Partners

(NYSE MKT: SPP)

Yield / Distributions

- Structure: Publicly-traded limited partnership
- Asset Focus: Stable cash producing assets
  - Gathering and processing midstream assets
  - Escalating working interests
- Integrated approach to visible growth
- Initial quarterly distribution of $0.40 per unit paid in November 2015
- 4 consecutive quarterly 1.5% increases in distribution, 6.1% annualized

(1) Covers operational and technical support and business development activities; includes allocation of G&A
(2) Source: SN Corporate Presentation - August 2016; SN Analyst Day Presentation - January 2017; SN market data as of 1/16/2017

9

© 2017 Sanchez Production Partners LP

SN’s Position in the Eagle Ford 10 © 2017 Sanchez Production Partners LP

Eagle Ford Shale Focus

SPP LISTED NYSE MKT

Eagle Ford Shale – Focusing on Western Part of the Play

SN LISTED NYSE

Large Play with Multiple Benches	• Western Eagle Ford is roughly 7,000 square miles within the oil to dry gas window • At least 4 distinct benches with significant development potential in the Lower, Middle, Upper Eagle Ford and Lower Austin Chalk
Strategic Location	• Direct access to Gulf Coast markets and potential export to Mexico • No midstream bottlenecks or takeaway issues
Impressive Drilling Rate of Returns	• Flow rates significantly increasing with improved completion techniques that continue to evolve • Drilling rate of returns that have been in excess of 50%

Western Eagle Ford Multi-Bench Formation


EagleFord
SN Leases
Oil
Condensate
Dry Gas
Maverick
Comanche
Catarina
Javelina

6

© 2017 Sanchez Energy Corporation

(1) Slide map includes assets from SN's 1/12/2017 acquisition announcement, subject to closing
Source: SN Analyst Day Presentation – January 2017

11

© 2017 Sanchez Production Partners LP

SPP SN's Growing Position in the Eagle Ford Shale 11(31#11] NYSEMKT NYSE Net Acres IIIIIIIIIIIIIII w.".', Source: S N Analyst Day Presentation -January 2017 12 © 2017 Sanchez Production Partners LP Sanchez Energy-Building Asset Base in 2016 Top 15 Eagle Ford Acreage Positions11l 600,000 II) 500,000 <( "E 400,000 -".;, 300,000 z 200,000 100,000 {1} RBC Capital Markets Research Report 1/3/17 Cl2017 Sanchez Energy Coi"J)OI"ation SN 7 -Ho,ooo SN Added -, .. ':! •j Through a series of strategic initiatives, Sanchez Energy is now one of the largest operators in the basin, focused on multiple-bench development in the Western Eagle Ford

SPP SPP Benefits from SN's Transformation 11(31#11] NYSEMKT ll£3rn) NYSE 60,000 50,000 0 128 150 "GG 40,000 ID 2,275 -2,500 ..... a; 2,000 1,500 1,700 1,000 500 2013 2014 2015 2016E PF 2016 All pro forma 2016 and 2017£ information assumes closing of the Comanche acquisition Source: S N Analyst Day Presentation -January 2017 13 © 2017 Sanchez Production Partners LP Sanchez Energy Transformation SnapshotSN 0 2 90,000-8o,ooo 80,000 70,000 ..,-190 ..., 0 30,000 20,000 10,000 0 2013 2014 2015 2016E2017E u 4,5004,181 4,000 3,5003,187 "§' 3,000 02,000 zI I •Location counts do not include prospective locations 10 017 Sanchez Energy Corporation 450,000 397,314 400,000 350,000324,661 300,000273,432262,371 "' 250,000 <t Q) 200,000 z 150,000138,977 100,000 50,000 2013 2014 2015 2016EPF 2016 • Eagle Ford• Non-EF Net Drilling Locations* Net Acreage Position 350 -340 300 250 200 "::'.135 100 59 50 0 2013 2014 2015 2016EPF 2016 • Proved Developed • Proved Undeveloped SN Production Proved Reserves

Continued Development in Catarina Catarina continues to be an important part of SN’s Eagle Ford development  Catarina lease requirements specify a minimum of 50 wells/year  SN allocated $160-$170 million in capital to Catarina in its 2017 capital plan Projected 50 MMcf/d increase in April 2021 downstream of the Western Catarina Midstream asset   225,00 0 200,00 0 175,00 0 150,00 0 125,00 0 100,00 0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Gas MVC Q1 2016 Q2 2016 Q3 2016 LTM Average Source: Sanchez Oil & Gas Corporation; SN public filings; SN Analyst Day Presentation - January 2017 14 © 2017 Sanchez Production Partners LP Gross Gas Production (Mcf/d)

SPP’s Midstream Assets, Expansion and Opportunities 15 © 2017 Sanchez Production Partners LP

Midstream Asset Overview

SPP LISTED NYSE MKT

Catarina Volumes Underpin Current Midstream Assets (1)

1. **Western Catarina Midstream**
   - >200 MMcf/d - Gas capacity
   - 142 MMcf/d - Gas MVC
   - LTM ~30% above Gas MVC
   - 100% Owned by SPP
2. **Carnero Gathering Line**
   - Transports dedicated Catarina wet gas to Raptor Gas Processing Facility
   - 50/50 Investment with Targa
   - Projected 50 MMcf/d increase in 4/2021
3. **Raptor Gas Processing Facility**
   - Upon in-service projected for 4/2017 will process dedicated Catarina wet gas into liquids and dry gas
   - 50/50 Investment with Targa
   - Projected 50 MMcf/d increase in 4/2021
4. **Raptor Seco Pipeline Phase 1**
   - Upon in-service projected for 4/2017 will transport Catarina dry gas from Raptor to multiple markets
   - 100% SPP Developed
5. **Costa Azul Terminal**
   - Marine Crude Terminal in Point Comfort, TX
   - SN Marquis field dedication
   - Potential: 50/50 Investment with 3rd Party
6. **Raptor Seco Pipeline Phase 2**
   - Further transport of Catarina Dry Gas volumes adding markets
   - Proposed: 100% SPP Developed
7. **VelociFrac Fractionator**
   - Further separates Catarina Liquids (Ethane and Propane)
   - Proposed: 100% SPP Developed
8. **VelociFrac Ethane Line**
   - Carries Catarina Ethane from VelociFrac Fractionator to Corpus Christi, TX
   - Proposed: 100% SPP Developed



EagleFord
SN Leases
Oil
Condensate
Dry Gas
ZAVALA
FRIO
ATASCOSA
MAVERICK
DIMMIT
LA SALLE
MCMULLEN
WEBB
DUVAL
Raptor Gas Processing Facility
Carnero Gathering Line
VelociFrac Fractionator
Catarina
Raptor Seco Pipeline
VelociFrac Ethane Line
1
2
3
4
5
6
7
8
10
Miles

(1) Map includes assets from SN's 1/12/2017 acquisition announcement, subject to closing

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© 2017 Sanchez Production Partners LP

Existing Midstream Assets

SPP LISTED NYSE MKT

1 Western Catarina Midstream

- Gathering and processing assets constructed by Shell as part of the original infrastructure of the Catarina Field ("Catarina")
  - 35,000 net dedicated acres
  - 150 miles of gathering lines (ranging in diameter from 4" to 12")
  - 4 main processing and gathering facilities with numerous oil and natural gas interconnections
  - Condensate capacity of 40,000 Bbl/d
  - Natural gas capacity of 200 MMcf/d
  - Pipeline capacity can be easily expanded through small compression projects at nominal cost
- 15-year gathering and processing agreement with SN
  - 5-year minimum volume commitment (LTM ~130% of Gas MVC)
  - Equalized rates across all Catarina acreage



CPF A
North Appraisal
Dedicated Acreage
CPF D
South Appraisal
Catarina
Pad Locations
Pipeline
Facilities

2 Carnero Gathering Line

- 50% interest acquired from SN in July 2016
  - 50% owned and operated by Targa Resources Corp. (NYSE: TRGP) ("Targa")
- Development of a 45-mile natural gas pipeline for long-term transportation from the Catarina Field to the Raptor processing plant (expected plant completion - April 2017)
  - Gathering line currently in service
  - Capacity of 200 MMcf/d; readily expandable to 260 MMcf/d without compression
- 15-year gathering agreement with SN provides stable, fee-based cash flows and Catarina acreage dedication
  - 5-year minimum commitment of 125 MMcf/d
  - SN average production greater than 180 MMcf/d in 2016 from the dedicated acreage



Raptor Gas Processing Facility
Carnero Gathering Line
Catarina

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© 2017 Sanchez Production Partners LP

Current Midstream Expansion Underway

SPP LISTED NYSE MKT

3 Raptor Gas Processing Facility



Raptor Gas Processing Facility
Catarina

- 50% interest in 200 MMcf/d facility acquired in November 2016
  - 50% owned and operated by Targa
  - Further upside from non-Catarina SN volumes and 3rd party volumes
- Potential to expand plant to 260 MMcf/d to accommodate volume growth
- Targa currently building plant – Estimated completion April 2017
- Stable, fee-based cash flow with Catarina field dedication and 5-year MVC
- Total estimated SPP investment: Base Case \$70 - \$72 million; Expanded \$75 - \$77 million

4 Raptor Seco Pipeline Phase 1



Raptor Gas Processing Facility
Catarina

- Pipeline off the tail of the Raptor gas processing facility that will transport processed dry gas to additional markets
  - Assuming only SN contracted volumes, the project provides low risk with stable cash flows
  - Additional upside from potential product arbitrage and/or basis opportunities
  - Further upside from 3rd party volumes
- Estimated completion April 2017
- Total estimated SPP investment: ~\$35 million

5 Costa Azul Terminal (1)



Costa Azul Terminal

- JV for a marine crude storage terminal located in Point Comfort, TX ("Costa Azul Terminal")
  - Results in realization of higher netbacks for crude oil produced from SN's Marquis asset
  - Stable cash flows generated from terminaling fee on 3rd party volumes
- Estimated completion July 2017
- Total estimated SPP investment: ~\$15 million

(1) Map includes assets from SN's 1/12/2017 acquisition announcement, subject to closing

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© 2017 Sanchez Production Partners LP

Future Midstream Asset Development Opportunities

SPP LISTED NYSE MKT

6 Raptor Seco Pipeline Phase 2



Raptor Gas Processing Facility
Catarina
Raptor Seco Pipeline

- ~50 mile expansion of Phase 1 of the Raptor Seco Pipeline
  - Allows SN to capture additional delivery points in the market and potentially realize greater product arbitrage and/or basis opportunities
  - Assuming only SN contracted volumes, results in low risk project with stable cash flows
  - Further upside potential from 3rd party volumes
- Total estimated SPP investment: $45 million

7 VelociFrac Fractionator



Raptor Gas Processing Facility
Veloci Fractionator
Catarina
Raptor Seco Pipeline

- Two tower fractionator to remove and sell ethane from gas processed at Raptor
  - Allows SPP to build a 77 mile ethane pipeline for direct sales to Corpus Christi market
  - Results in long-term tolling fee predicated on low risk volumes due to existing agreements
  - Further upside potential from 3rd party volumes
- Total estimated SPP investment: ~$50 million

8 VelociFrac Ethane Pipeline



Raptor Gas Processing Facility
Veloci Fractionator
Catarina
Raptor Seco Pipeline

- 77 mile ethane pipeline for direct sales to Corpus Christi market from VelociFrac Fractionator
  - Reduces cost for SN and results in a project for SPP with a low risk, stable, tolling fee from associated ethane volumes
  - Further upside potential from 3rd party volumes
- Total estimated SPP investment: ~$60 million

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© 2017 Sanchez Production Partners LP

Future Volume and Development Opportunities FRIO Liquids •••• ··.. LASA •.E··th·ane ; ory Gas ••• ;'l •••• ... .I WEBB (1} Map includes assets from SN's 1/12/2017 acquisition announcement, subject to closing 20 © 2017 Sanchez Production Partners LP MAVERICK 10 . , Miles (l) Strategic Geographic Positioning

SPP’s Forecast 21 © 2017 Sanchez Production Partners LP

2017 Midstream and Corporate Forecast

SPP LISTED NYSE MKT

MIDSTREAM					
Operated Assets					
Western Catarina Midstream gas volume	170		to	190	MMcf/d
Western Catarina Midstream gas operating margin		$	0.55	/Mcf	
Western Catarina Midstream oil volume	13.6		to	15.2	Bbl/d
Western Catarina Midstream incremental oil margin		$	0.97	/Bbl	
Raptor Seco Pipeline Phase I - 2017 AEBITDA		$	4.0	MM	
Non-Operated Assets					
Carnero Gathering Line volume	120		to	140	MMcf/d
Carnero Gathering Line operating margin		$	0.29	/Mcf	
Raptor Gas Processing Facility - 2017 AEBITDA		$	8.4	MM	
Costa Azul Terminal - 2017 AEBITDA		$	2.0	MM	
SPP Interest in Non-Operated Midstream Assets			50%		
CORPORATE					
General & Administrative		$	12.0	MM	
Interest Expense		$	6.3	MM	
Maintenance Capital		$	2.4	MM	

Notes

- *See "Legal Disclosures - Non-GAAP Financial Measures"*
- *All Western Catarina Midstream operating expenses included in gas operating margin*
- *Raptor Seco Pipeline Phase 1 and Raptor Gas Processing Facility projected in-service April 2017, Coast Azul Terminal projcted in-service July 2017*
- *Carnero Gathering Line volume forecast is 50 MMcf/d below Western Catarina Midstream gas volume*
- *G&A forecast reduction due to multiple factors including the assumption of a sale of operated Osage County assets*

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© 2017 Sanchez Production Partners LP

2017 Production Forecast and Hedge Details PRODUCTION FORECAST Production Volume Production by Product 700 to 57% 30% 13% 54.17 3.36 13.54 750 Mboe Oil Gas NGL /Bbl /MMBtu /Bbl Commodity Pricing Oil Gas NGL Oil Gas $ $ $ $ $ $ $ Pricing Differentials (4.00) /Bbl (0.04) /MMBtu 10.25 /Boe 2.75 /Boe Operating Expenses Ad Val and Sev Tax HEDGE DETAILS Q1 Q2 Q3 Q4 Total 2017 Oil Volume (MBbl) Oil Price ($/Bbl) Q1 Q2 Q3 Q4 Total 2017 Gas Volume (MMBtu) Gas Price ($/MMBtu) Notes - Assumes sale of operated Osage County assets effective 1/1/2017, resulting in a projected ~$2.7MM reduction in operating income 23 © 2017 Sanchez Production Partners LP 309.2 $ 5.42 287.4 $ 5.45 271.4 $ 5.45 257.2 $ 5.45 1,125.2 $ 5.44 102.3 $ 61.03 94.0 $ 61.25 87.3 $ 61.42 81.7 $ 61.55 365.3 $ 61.30

Appendix A Additional Partnership Details 24 © 2017 Sanchez Production Partners LP

SPP Management Team Sanchez Energy Partners I, LP. In his capacities as a director and officer of these companies, Mr. Sanchez, III manages all aspects of their daily company since February 2010. Mr. Willinger currently serves as a Director of Sanchez Resources. From 1998 to 2000, Mr. Willinger was an investment Advisors, LLC, Mr. Willinger was a Senior Analyst for Silver Point Capital, LLC, a credit-opportunity fund, from 2006 to 2009. companies, since June 2014 and prior to that from April 2010 to June 2014 as Executive Vice President. and Treasurer of Sanchez Production Partners LLC (SPP LLC) from March 2008 until its conversion to a limited partnership in March 2015 and Secretary Vanguard Natural Resources, LLC from January 2011 to February 2012. From January 2010 to December 2010, she served as Assistant Controller of 25 © 2017 Sanchez Production Partners LP Antonio R. Sanchez, III Executive Chairman Antonio R. Sanchez, III is Chairman of our general partner’s board of directors. Mr. Sanchez, III has served as the President and Chief Executive Officer of Sanchez Energy Corporation (NYSE: SN), a publicly traded exploration and production company, and has been a member of SN’s board of directors since its formation in August 2011. He has been directly involved in the oil and gas industry for over 15 years. Mr. Sanchez, III is also the Co-President of Sanchez Oil & Gas Corporation, which he joined in October 2001, as well as the President of SEP Management I, LLC and a Managing Director of operations, including exploration, production, finance, capital markets activities, engineering and land management. From 1997 to 1999, Mr. Sanchez, III was an investment banker specializing in mergers and acquisitions with J.P. Morgan Securities Inc. From 1999 to 2001, Mr. Sanchez, III worked in a variety of positions, including sales and marketing, product development and investor relations, at Zix Corporation, a publicly traded encryption technology company (NASDAQ: ZIXI). Mr. Sanchez, III was also a member of the board of directors of Zix Corporation from May 2003 to June 2014. Gerald F. Willinger Chief Executive Officer & Director Gerald F. Willinger is a member of our general partner’s board of directors and was elected Chief Executive Officer effective December 3, 2015. Mr. Willinger is currently a Managing Partner of Sanchez Capital Advisors, LLC and Manager and Co-founder of Sanchez Resources, LLC, an oil and gas banker with Goldman, Sachs & Co. Mr. Willinger served in various private equity investment management roles at MidOcean Partners, LLC and its predecessor entity, DB Capital Partners, LLC, from 2000 to 2003 and at the Cypress Group, LLC from 2003 to 2006. Prior to joining Sanchez Capital Patricio D. Sanchez Chief Operating Officer & Director Patricio D. Sanchez is a member of our general partner’s board of directors and was elected Chief Operating Officer of our general partner in May 2015. Mr. Sanchez has served as co-president of Sanchez Oil & Gas Corporation, a manager of oil and natural gas properties on behalf of its related Charles C. Ward Chief Financial Officer & Secretary Charles C. Ward was elected Chief Financial Officer and Secretary of our general partner in March 2015. He previously served as Chief Financial Officer of SPP LLC from July 2014 until March 2015. Mr. Ward also served as a Vice President of Constellation Energy Commodities Group, Inc. from November 2005 until December 2008. Prior to that time, he was a Vice President of Enron Creditors Recovery Corp. from March 2002 to November 2005. Kirsten A. Hink Chief Accounting Officer Kirsten A. Hink was elected Chief Accounting Officer of our general partner in May 2015. Mrs. Hink has served as Senior Vice President and Chief Accountant Officer of Sanchez Energy Corporation (NYSE: SN), an independent exploration and production company, since January 2015, and she previously served as SN’s Vice President and Principal Accounting Officer from March 2012. Prior to joining SN, Mrs. Hink served as the Controller of Mariner Energy, Inc. She served as the Chief Accounting Officer for Edge Petroleum Corporation (“Edge”) from July 2008 through December 2009 and the Vice President and Controller for Edge from October 2003 through July 2008. Prior to that time, she served as Controller of Edge from December 31, 2000 to October 2003 and Assistant Controller of Edge from June 2000 to December 2000.

SPP Structure SOG Operating Platform (LP Interests) ~16.9% ~5.3% ~77.8% $215.1 MM 26 (1) As of 12/31/2016 © 2017 Sanchez Production Partners LP Other Production Assets Western Catarina Midstream Assets EWI Assets Carnero Gathering / Raptor Processing (50% Interest) Distribution/UnitLP GP Up to $0.575 100% 0% From $0.575 up to $0.625 87% 13% From $0.625 up to $0.875 77% 23% Above $0.87564.5%35.5% Sanchez Production Partners LP (NYSE MKT: SPP) Credit Facility Borrowing Base Incentive Distribution Rights (IDRs) Quarterly Stonepeak (Class B Preferred Units) Public Unitholders (LP Interests) SN Held Units Sanchez Family, Directors and Insiders (LP Interests) SP Holdings, LLC (DE) IDRs Sanchez Production Partners GP LLC (DE) Non-economic GP Interest Organizational Structure (1)